EXHIBIT 99.1
                                  ------------

                 Computational Materials and/or ABS Term Sheet

                                                               10/31/2005 11:33
Bear                            FASTrader                             dschaible
Stearns                  CWALT-0564C YZ (I-A-9)                     Page 1 of 1

-------------------------------------------------------------------------------
                             CWALT-0564C YZ (I-A-9)
-------------------------------------------------------------------------------
Dated Date:       10/1/05                             Pricing
Trade Date:       1/1/01                     WAC:                0.00
Settle Date:      10/31/05                   WAM:                358.30
Date of 1st CF:   11/25/05                   Type:
Pmts Per Year:                       ------------------------------------------
Manager:                                             Collateral
Face:             849,418,221.60             GROUP:          G:G01
Speed Assumpt.:                              CNWAC:          5.81
-------------------------------------        CGWAC:          6.07
    Monthly Prepayment                       Range:          0.00 - 0.00
    Date     PSA  CPR                        CWAM:           8/1/35
    Oct-2005 0.00                            Range:          1/1/01 - 1/1/01
                                             Av. Age:        0.64
                                      -----------------------------------------
                                              Cumulative Prepayment
                                             Date            PSA         CPR
                                             1 Mo            0.00
                                             3 Mo            0.00
                                             6 Mo            0.00
                                             12 Mo           0.00
-------------------------------------------------------------------------------
                                  Deal Comments
-------------------------------------------------------------------------------
                                 Tranche Details
       Des:              YZ                P-Des:             YZ
       Cusip:                              Description:       SENIOR
       Orig. Bal:        6,550,000.00      Current Bal:       6,550,000.00
       Factor:           1.00              As of:             1/1/01
       Coupon:           5.50              Cpn Mult.:
       Cap:                                Floor.:
       Last Reset:       1/1/01            Next Reset:        1/1/01
       Delay Days:       24                Stated Mat:
       Current Pac:                        Original Pac:
       S&P:                                Fitch:
       Moody:                              Duff:
       Curr. Min. Pac:   0 PSA             Orig. Min. Pac:    0 PSA
       Curr. Max. Pac:   0 PSA             Orig. Max. Pac:    0 PSA
-------------------------------------------------------------------------------
                                 Coupon Formulas
                                     Formula
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
           -----------------------------------------------------------------------------
           4.090   4.260   4.466   4.720   4.803   4.850   4.883   4.917   4.945   4.973
----------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
           -----------------------------------------------------------------------------
           5.001   5.026   5.054   5.080   5.107   5.127   5.147   5.168   5.226   5.263
----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
         Settlement Date: 10/31/2005                 Valuation Date: 10/31/2005                    Yield Curve: USD Swap
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Results
-----------------------------------------------------------------------------------------------------------------------------------
        1M_LIB            4.00000   4.00000                4.00000                  4.00000                  4.00000
        Prepay             0% CPR   CW64CB-COMBO/X50 ACPR  CW64CB-COMBO/X100 ACPR   CW64CB-COMBO/X150 ACPR   CW64CB-COMBO/X200 ACPR
       Avg. Life            22.78   10.90                  8.47                     3.23                     2.18
-----------------------------------------------------------------------------------------------------------------------------------
Price        94:2  Yield     5.82                    6.11                    6.26                     7.39                     8.27
Price        94:6  Yield     5.82                    6.09                    6.24                     7.35                     8.21
Price       94:10  Yield     5.81                    6.08                    6.23                     7.31                     8.14
Price       94:14  Yield     5.80                    6.07                    6.21                     7.26                     8.08
Price       94:18  Yield     5.80                    6.06                    6.19                     7.22                     8.02
Price       94:22  Yield     5.79                    6.04                    6.18                     7.18                     7.96
Price       94:26  Yield     5.79                    6.03                    6.16                     7.14                     7.89
-----------------------------------------------------------------------------------------------------------------------------------

               -----------------------------------------------
               Vector Name                  Vector Description
               -----------------------------------------------
               CW64CB-COMBO/X200            **SEE ATTACHED**
               CW64CB-COMBO/X100            **SEE ATTACHED**
               CW64CB-COMBO/X150            **SEE ATTACHED**
               CW64CB-COMBO/X50             **SEE ATTACHED**
               -----------------------------------------------

--------------------------------------------------------------------------------
Security                           % of Orig. Bal                 Face Value
--------------------------------------------------------------------------------
CWALT-0564C YZ (I-A-9)             100.00                         6,550,000.00
--------------------------------------------------------------------------------

            *** Vectors have been used in one or more scenarios. ***

  *** Please see attached document for detailed scenario assumptions used. ***


[COMPANY LOGO]
FINANCIAL ANALYTICS & STRUCTURED TRANSACTIONS

This information should be considered only after reading Bear Stearns' Statement Regarding Methodology, Criteria, Assumptions, and Limitations of BondStudio(R) ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               10/31/2005 11:35
Bear                            FASTrader                             dschaible
Stearns                  CWALT-0564C YC (I-A-7)                     Page 1 of 1

-------------------------------------------------------------------------------
                             CWALT-0564C YC (I-A-7)
-------------------------------------------------------------------------------
Dated Date:       10/1/05                             Pricing
Trade Date:       1/1/01                     WAC:                0.00
Settle Date:      10/31/05                   WAM:                358.30
Date of 1st CF:   11/25/05                   Type:
Pmts Per Year:                       ------------------------------------------
Manager:                                             Collateral
Face:             849,418,221.60             GROUP:          G:G01
Speed Assumpt.:                              CNWAC:          5.81
-------------------------------------        CGWAC:          6.07
    Monthly Prepayment                       Range:          0.00 - 0.00
    Date     PSA  CPR                        CWAM:           8/1/35
    Oct-2005 0.00                            Range:          1/1/01 - 1/1/01
                                             Av. Age:        0.64
                                      ------------------------------------------
                                              Cumulative Prepayment
                                             Date            PSA        CPR
                                             1 Mo            0.00
                                             3 Mo            0.00
                                             6 Mo            0.00
                                             12 Mo           0.00
-------------------------------------------------------------------------------
                                  Deal Comments
-------------------------------------------------------------------------------
                                 Tranche Details
       Des:              YC                P-Des:             YC
       Cusip:                              Description:       SENIOR
       Orig. Bal:        86,953,000.00     Current Bal:       86,953,000.00
       Factor:           1.00              As of:             1/1/01
       Coupon:           5.50              Cpn Mult.:
       Cap:                                Floor.:
       Last Reset:       1/1/01            Next Reset:        1/1/01
       Delay Days:       24                Stated Mat:
       Current Pac:                        Original Pac:
       S&P:                                Fitch:
       Moody:                              Duff:
       Curr. Min. Pac:   0 PSA             Orig. Min. Pac:    0 PSA
       Curr. Max. Pac:   0 PSA             Orig. Max. Pac:    0 PSA
-------------------------------------------------------------------------------
                                 Coupon Formulas
                                     Formula
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
----------------------------------------------------------------------------------------
           4.090   4.260   4.466   4.720   4.799   4.850   4.883   4.917   4.945   4.972
           -----------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
           -----------------------------------------------------------------------------
           5.000   5.025   5.052   5.078   5.105   5.125   5.146   5.166   5.225   5.263
----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
      Settlement Date: 10/31/2005                        Valuation Date: 10/31/2005           Yield Curve: USD Swap
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Results
-----------------------------------------------------------------------------------------------------------------------------------

        1M_LIB           4.00000    4.00000                4.00000                  4.00000                  4.00000
        Prepay           0% CPR     CW64CB-COMBO/X50 ACPR  CW64CB-COMBO/X100 ACPR   CW64CB-COMBO/X150 ACPR   CW64CB-COMBO/X200 ACPR
       Avg. Life         17.92      3.27                   2.80                     1.85                     1.38
-----------------------------------------------------------------------------------------------------------------------------------
Price   100: 0    Yield    5.53                      5.43                    5.41                     5.34                     5.27
Price   100: 4    Yield    5.52                      5.38                    5.36                     5.27                     5.17
Price   100: 8    Yield    5.51                      5.34                    5.31                     5.19                     5.08
Price   100:12    Yield    5.49                      5.29                    5.26                     5.12                     4.98
Price   100:16    Yield    5.48                      5.25                    5.21                     5.05                     4.88
Price   100:20    Yield    5.47                      5.21                    5.16                     4.97                     4.79
Price   100:24    Yield    5.46                      5.16                    5.11                     4.90                     4.69
-----------------------------------------------------------------------------------------------------------------------------------

               --------------------------------------------------
               Vector Name                   Vector Description
               --------------------------------------------------
               CW64CB-COMBO/X200             **SEE ATTACHED**
               CW64CB-COMBO/X100             **SEE ATTACHED**
               CW64CB-COMBO/X150             **SEE ATTACHED**
               CW64CB-COMBO/X50              **SEE ATTACHED**
               --------------------------------------------------


      ----------------------------------------------------------------
      Security                      % of Orig. Bal       Face Value
      ----------------------------------------------------------------
      CWALT-0564C YC (I-A-7)        100.00               86,953,000.00
      ----------------------------------------------------------------

            *** Vectors have been used in one or more scenarios. ***

  *** Please see attached document for detailed scenario assumptions used. ***


[COMPANY LOGO]
FINANCIAL ANALYTICS & STRUCTURED TRANSACTIONS

This information should be considered only after reading Bear Stearns' Statement Regarding Methodology, Criteria, Assumptions, and Limitations of BondStudio(R) ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               10/31/2005 11:36
Bear                            FASTrader                             dschaible
Stearns                  CWALT-0564C A3 (I-A-3)                     Page 1 of 1

-------------------------------------------------------------------------------
                             CWALT-0564C A3 (I-A-3)
-------------------------------------------------------------------------------
Dated Date:       10/1/05                             Pricing
Trade Date:       1/1/01                     WAC:                0.00
Settle Date:      10/31/05                   WAM:                358.30
Date of 1st CF:   11/25/05                   Type:
Pmts Per Year:                       ------------------------------------------
Manager:                                             Collateral
Face:             849,418,221.60             GROUP:          G:G01
Speed Assumpt.:                              CNWAC:          5.81
-------------------------------------        CGWAC:          6.07
    Monthly Prepayment                       Range:          0.00 - 0.00
    Date     PSA  CPR                        CWAM:           8/1/35
    Oct-2005 0.00                            Range:          1/1/01 - 1/1/01
                                             Av. Age:        0.64
                                      ------------------------------------------
                                              Cumulative Prepayment
                                             Date            PSA          CPR
                                             1 Mo            0.00
                                             3 Mo            0.00
                                             6 Mo            0.00
                                             12 Mo           0.00
-------------------------------------------------------------------------------
                                  Deal Comments
-------------------------------------------------------------------------------
                                 Tranche Details
       Des:              A3                P-Des:             A3
       Cusip:                              Description:       SENIOR
       Orig. Bal:        16,692,500.00     Current Bal:       16,692,500.00
       Factor:           1.00              As of:             1/1/01
       Coupon:           6.00              Cpn Mult.:
       Cap:                                Floor.:
       Last Reset:       1/1/01            Next Reset:        1/1/01
       Delay Days:       24                Stated Mat:
       Current Pac:                        Original Pac:
       S&P:                                Fitch:
       Moody:                              Duff:
-------------------------------------------------------------------------------
                                 Coupon Formulas
                                     Formula
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
           -----------------------------------------------------------------------------
           4.090   4.260   4.466   4.720   4.799   4.848   4.883   4.917   4.945   4.972
----------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
           -----------------------------------------------------------------------------
           5.000   5.025   5.052   5.078   5.105   5.125   5.145   5.166   5.225   5.262
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Settlement Date: 10/31/2005                        Valuation Date: 10/31/2005                         Yield Curve: USD Swap
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Results
-----------------------------------------------------------------------------------------------------------------------------------
        1M_LIB            4.00000   4.00000                4.00000                  4.00000                  4.00000
        Prepay            0% CPR    CW64CB-COMBO/X50 ACPR  CW64CB-COMBO/X100 ACPR   CW64CB-COMBO/X150 ACPR   CW64CB-COMBO/X200 ACPR
       Avg. Life          29.70     25.70                  13.34                    3.48                     2.32
-----------------------------------------------------------------------------------------------------------------------------------
Price   98: 0     Yield       6.19                   6.20                    6.26                     6.60                     6.84
Price   98: 4     Yield       6.18                   6.19                    6.24                     6.56                     6.78
Price   98: 8     Yield       6.18                   6.18                    6.23                     6.51                     6.71
Price   98:12     Yield       6.17                   6.17                    6.21                     6.47                     6.65
Price   98:16     Yield       6.16                   6.16                    6.20                     6.43                     6.59
Price   98:20     Yield       6.15                   6.15                    6.19                     6.39                     6.53
Price   98:24     Yield       6.14                   6.14                    6.17                     6.35                     6.47
-----------------------------------------------------------------------------------------------------------------------------------

                       -----------------------------------------
                       Vector Name            Vector Description
                       -----------------------------------------
                       CW64CB-COMBO/X200      **SEE ATTACHED**
                       CW64CB-COMBO/X100      **SEE ATTACHED**
                       CW64CB-COMBO/X150      **SEE ATTACHED**
                       CW64CB-COMBO/X50       **SEE ATTACHED**
                       -----------------------------------------


            ---------------------------------------------------------------
            Security                     % of Orig. Bal       Face Value
            ---------------------------------------------------------------
            CWALT-0564C A3 (I-A-3)       100.00               16,692,500.00
            ---------------------------------------------------------------

            *** Vectors have been used in one or more scenarios. ***

  *** Please see attached document for detailed scenario assumptions used. ***


[COMPANY LOGO]
FINANCIAL ANALYTICS & STRUCTURED TRANSACTIONS

This information should be considered only after reading Bear Stearns' Statement Regarding Methodology, Criteria, Assumptions, and Limitations of BondStudio(R) ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               10/31/2005 11:38
Bear                            FASTrader                             dschaible
Stearns                  CWALT-0564C A1 (I-A-1)                     Page 1 of 1
-------------------------------------------------------------------------------
                             CWALT-0564C A1 (I-A-1)
-------------------------------------------------------------------------------
Dated Date:       10/1/05                             Pricing
Trade Date:       1/1/01                     WAC:                0.00
Settle Date:      10/31/05                   WAM:                358.30
Date of 1st CF:   11/25/05                   Type:
Pmts Per Year:                       ------------------------------------------
Manager:                                             Collateral
Face:             849,418,221.60             GROUP:          G:G01
Speed Assumpt.:                              CNWAC:          5.81
-------------------------------------        CGWAC:          6.07
    Monthly Prepayment                       Range:          0.00 - 0.00
    Date     PSA  CPR                        CWAM:           8/1/35
    Oct-2005 0.00                            Range:          1/1/01 - 1/1/01
                                             Av. Age:        0.64
                                      ------------------------------------------
                                              Cumulative Prepayment
                                             Date            PSA          CPR
                                             1 Mo            0.00
                                             3 Mo            0.00
                                             6 Mo            0.00
                                             12 Mo           0.00
-------------------------------------------------------------------------------
                                  Deal Comments
-------------------------------------------------------------------------------
                                 Tranche Details
       Des:              A1                P-Des:             A1
       Cusip:                              Description:       SENIOR
       Orig. Bal:        191,500,000.00    Current Bal:       191,500,000.00
       Factor:           1.00              As of:             1/1/01
       Coupon:           5.50              Cpn Mult.:
       Cap:                                Floor.:
       Last Reset:       1/1/01            Next Reset:        1/1/01
       Delay Days:       24                Stated Mat:
       Current Pac:                        Original Pac:
       S&P:                                Fitch:
       Moody:                              Duff:
-------------------------------------------------------------------------------
                                 Coupon Formulas
                                     Formula
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
           -----------------------------------------------------------------------------
           4.090   4.260   4.466   4.720   4.799   4.847   4.881   4.916   4.943   4.970
----------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
           -----------------------------------------------------------------------------
           4.998   5.023   5.050   5.076   5.103   5.123   5.143   5.164   5.223   5.260
----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Settlement Date: 10/31/2005                        Valuation Date: 10/31/2005                           Yield Curve: USD Swap
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Results
-----------------------------------------------------------------------------------------------------------------------------------
        1M_LIB            4.00000   4.00000                 4.00000                  4.00000                  4.00000
        Prepay            0% CPR    CW64CB-COMBO/X50 ACPR   CW64CB-COMBO/X100 ACPR   CW64CB-COMBO/X150 ACPR   CW64CB-COMBO/X200 ACPR
        Avg. Life         9.55      3.65                    3.66                     3.11                     2.42
-----------------------------------------------------------------------------------------------------------------------------------
Price   100: 8     Yield      5.47                   5.36                     5.36                      5.33                    5.28
Price   100:12     Yield      5.45                   5.32                     5.32                      5.29                    5.22
Price   100:16     Yield      5.44                   5.28                     5.28                      5.24                    5.16
Price   100:20     Yield      5.42                   5.24                     5.24                      5.20                    5.11
Price   100:24     Yield      5.40                   5.21                     5.21                      5.15                    5.05
Price   100:28     Yield      5.38                   5.17                     5.17                      5.11                    4.99
Price   101: 0     Yield      5.37                   5.13                     5.13                      5.06                    4.94
-----------------------------------------------------------------------------------------------------------------------------------



                ------------------------------------------
                Vector Name             Vector Description
                ------------------------------------------
                CW64CB-COMBO/X200       **SEE ATTACHED**
                CW64CB-COMBO/X100       **SEE ATTACHED**
                CW64CB-COMBO/X150       **SEE ATTACHED**
                CW64CB-COMBO/X50        **SEE ATTACHED**
                ------------------------------------------

    -------------------------------------------------------------------------
    Security                         % of Orig. Bal            Face Value
    -------------------------------------------------------------------------
    CWALT-0564C A1 (I-A-1)           100.00                    191,500,000.00
    -------------------------------------------------------------------------


            *** Vectors have been used in one or more scenarios. ***

  *** Please see attached document for detailed scenario assumptions used. ***


[COMPANY LOGO]
FINANCIAL ANALYTICS & STRUCTURED TRANSACTIONS

This information should be considered only after reading Bear Stearns' Statement Regarding Methodology, Criteria, Assumptions, and Limitations of BondStudio(R) ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               10/31/2005 11:39
Bear                            FASTrader                             dschaible
Stearns                  CWALT-0564C A1 (I-A-1)                     Page 1 of 1
-------------------------------------------------------------------------------
                             CWALT-0564C A1 (I-A-1)
-------------------------------------------------------------------------------
Dated Date:       10/1/05                             Pricing
Trade Date:       1/1/01                     WAC:                0.00
Settle Date:      10/31/05                   WAM:                358.30
Date of 1st CF:   11/25/05                   Type:
Pmts Per Year:                       ------------------------------------------
Manager:                                             Collateral
Face:             849,418,221.60             GROUP:          G:G01
Speed Assumpt.:                              CNWAC:          5.81
-------------------------------------        CGWAC:          6.07
    Monthly Prepayment                       Range:          0.00 - 0.00
    Date     PSA  CPR                        CWAM:           8/1/35
    Oct-2005 0.00                            Range:          1/1/01 - 1/1/01
                                             Av. Age:        0.64
                                      ------------------------------------------
                                              Cumulative Prepayment
                                             Date            PSA          CPR
                                             1 Mo            0.00
                                             3 Mo            0.00
                                             6 Mo            0.00
                                             12 Mo           0.00
-------------------------------------------------------------------------------
                                  Deal Comments
-------------------------------------------------------------------------------
                                 Tranche Details
       Des:              A1                P-Des:             A1
       Cusip:                              Description:       SENIOR
       Orig. Bal:        191,500,000.00    Current Bal:       191,500,000.00
       Factor:           1.00              As of:             1/1/01
       Coupon:           5.50              Cpn Mult.:
       Cap:                                Floor.:
       Last Reset:       1/1/01            Next Reset:        1/1/01
       Delay Days:       24                Stated Mat:
       Current Pac:                        Original Pac:
       S&P:                                Fitch:
       Moody:                              Duff:
-------------------------------------------------------------------------------
                                 Coupon Formulas
                                     Formula
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
           -----------------------------------------------------------------------------
           4.090   4.260   4.466   4.720   4.799   4.847   4.881   4.916   4.943   4.970
----------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
           -----------------------------------------------------------------------------
           4.998   5.023   5.050   5.076   5.103   5.123   5.143   5.164   5.223   5.260
----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Settlement Date: 10/31/2005                       Valuation Date: 10/31/2005                            Yield Curve: USD Swap
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Results
-----------------------------------------------------------------------------------------------------------------------------------
       1M_LIB             4.00000    4.00000                4.00000                  4.00000                  4.00000
       Prepay             0% CPR     CW64CB-COMBO/X50 ACPR  CW64CB-COMBO/X100 ACPR   CW64CB-COMBO/X150 ACPR   CW64CB-COMBO/X200 ACPR
       Avg. Life          9.55       3.65                   3.66                     3.11                     2.42
-----------------------------------------------------------------------------------------------------------------------------------
Price  100:18+    Yield      5.43                     5.26                    5.26                     5.22                     5.13
Price  100:22+    Yield      5.41                     5.22                    5.22                     5.17                     5.07
Price  100:26+    Yield      5.39                     5.18                    5.18                     5.13                     5.02
Price  100:30+    Yield      5.37                     5.14                    5.14                     5.08                     4.96
Price  101: 2+    Yield      5.35                     5.10                    5.10                     5.04                     4.90
Price  101: 6+    Yield      5.34                     5.06                    5.06                     4.99                     4.85
Price  101:10+    Yield      5.32                     5.02                    5.02                     4.95                     4.79
-----------------------------------------------------------------------------------------------------------------------------------


                   ------------------------------------------
                   Vector Name             Vector Description
                   ------------------------------------------
                   CW64CB-COMBO/X200       **SEE ATTACHED**
                   CW64CB-COMBO/X100       **SEE ATTACHED**
                   CW64CB-COMBO/X150       **SEE ATTACHED**
                   CW64CB-COMBO/X50        **SEE ATTACHED**
                   ------------------------------------------


         ---------------------------------------------------------------
         Security                    % of Orig. Bal       Face Value
         ---------------------------------------------------------------
         CWALT-0564C A1 (I-A-1)      100.00               191,500,000.00
         ---------------------------------------------------------------


            *** Vectors have been used in one or more scenarios. ***

  *** Please see attached document for detailed scenario assumptions used. ***


[COMPANY LOGO]
FINANCIAL ANALYTICS & STRUCTURED TRANSACTIONS

This information should be considered only after reading Bear Stearns' Statement Regarding Methodology, Criteria, Assumptions, and Limitations of BondStudio(R) ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               10/31/2005 11:40
Bear                            FASTrader                             dschaible
Stearns                  CWALT-0564C L1 (1-A-15)                     Page 1 of 1
-------------------------------------------------------------------------------
                             CWALT-0564C L1 (1-A-15)
-------------------------------------------------------------------------------
Dated Date:       10/1/05                             Pricing
Trade Date:       1/1/01                     WAC:                0.00
Settle Date:      10/31/05                   WAM:                358.30
Date of 1st CF:   11/25/05                   Type:
Pmts Per Year:                       ------------------------------------------
Manager:                                             Collateral
Face:             849,418,221.60             GROUP:          G:G01
Speed Assumpt.:                              CNWAC:          5.81
-------------------------------------        CGWAC:          6.07
    Monthly Prepayment                       Range:          0.00 - 0.00
    Date     PSA  CPR                        CWAM:           8/1/35
    Oct-2005 0.00                            Range:          1/1/01 - 1/1/01
                                             Av. Age:        0.64
                                      ------------------------------------------
                                              Cumulative Prepayment
                                             Date            PSA           CPR
                                             1 Mo            0.00
                                             3 Mo            0.00
                                             6 Mo            0.00
                                             12 Mo           0.00
-------------------------------------------------------------------------------
                                  Deal Comments
-------------------------------------------------------------------------------
                                 Tranche Details
       Des:              L1                P-Des:             L1
       Cusip:                              Description:       SENIOR
       Orig. Bal:        70,990,000.00     Current Bal:       70,990,000.00
       Factor:           1.00              As of:             1/1/01
       Coupon:           5.50              Cpn Mult.:
       Cap:                                Floor.:
       Last Reset:       1/1/01            Next Reset:        1/1/01
       Delay Days:       24                Stated Mat:
       Current Pac:                        Original Pac:
       S&P:                                Fitch:
       Moody:                              Duff:
-------------------------------------------------------------------------------
                                 Coupon Formulas
                                     Formula
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
----------------------------------------------------------------------------------------
           4.090   4.260   4.466   4.720   4.803   4.847   4.883   4.919   4.946   4.973
----------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
----------------------------------------------------------------------------------------
           5.000   5.025   5.052   5.078   5.105   5.125   5.146   5.166   5.225   5.263
----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Settlement Date: 10/31/2005                        Valuation Date: 10/31/2005                           Yield Curve: USD Swap
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Results
-----------------------------------------------------------------------------------------------------------------------------------
        1M_LIB             4.00000  4.00000                4.00000                  4.00000                  4.00000
        Prepay             0% CPR   CW64CB-COMBO/X50 ACPR  CW64CB-COMBO/X100 ACPR   CW64CB-COMBO/X150 ACPR   CW64CB-COMBO/X200 ACPR
       Avg. Life           21.19    13.44                  10.49                    7.25                     4.70
-----------------------------------------------------------------------------------------------------------------------------------
Price   97: 3      Yield     5.78                    5.85                    5.90                     6.01                     6.20
Price   97: 7      Yield     5.77                    5.84                    5.89                     5.99                     6.17
Price   97:11      Yield     5.76                    5.82                    5.87                     5.96                     6.14
Price   97:15      Yield     5.75                    5.81                    5.85                     5.94                     6.10
Price   97:19      Yield     5.74                    5.79                    5.83                     5.92                     6.07
Price   97:23      Yield     5.73                    5.78                    5.82                     5.90                     6.04
Price   97:27      Yield     5.71                    5.77                    5.80                     5.88                     6.01
-----------------------------------------------------------------------------------------------------------------------------------


                  ---------------------------------------------
                  Vector Name                Vector Description
                  ---------------------------------------------
                  CW64CB-COMBO/X200          **SEE ATTACHED**
                  CW64CB-COMBO/X100          **SEE ATTACHED**
                  CW64CB-COMBO/X150          **SEE ATTACHED**
                  CW64CB-COMBO/X50           **SEE ATTACHED**
                  ---------------------------------------------


       ----------------------------------------------------------------
       Security                     % of Orig. Bal        Face Value
       ----------------------------------------------------------------
       CWALT-0564C L1 (1-A-15)      100.00                70,990,000.00
       ----------------------------------------------------------------


            *** Vectors have been used in one or more scenarios. ***

  *** Please see attached document for detailed scenario assumptions used. ***


[COMPANY LOGO]
FINANCIAL ANALYTICS & STRUCTURED TRANSACTIONS

This information should be considered only after reading Bear Stearns' Statement Regarding Methodology, Criteria, Assumptions, and Limitations of BondStudio(R) ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               10/31/2005 11:41
Bear                            FASTrader                             dschaible
Stearns                  CWALT-0564C L1 (1-A-15)                    Page 1 of 1
-------------------------------------------------------------------------------
                             CWALT-0564C L1 (1-A-15)
-------------------------------------------------------------------------------
Dated Date:       10/1/05                             Pricing
Trade Date:       1/1/01                     WAC:                0.00
Settle Date:      10/31/05                   WAM:                358.30
Date of 1st CF:   11/25/05                   Type:
Pmts Per Year:                       ------------------------------------------
Manager:                                             Collateral
Face:             849,418,221.60             GROUP:          G:G01
Speed Assumpt.:                              CNWAC:          5.81
-------------------------------------        CGWAC:          6.07
    Monthly Prepayment                       Range:          0.00 - 0.00
    Date     PSA  CPR                        CWAM:           8/1/35
    Oct-2005 0.00                            Range:          1/1/01 - 1/1/01
                                             Av. Age:        0.64
                                      ------------------------------------------
                                              Cumulative Prepayment
                                             Date            PSA          CPR
                                             1 Mo            0.00
                                             3 Mo            0.00
                                             6 Mo            0.00
                                             12 Mo           0.00
-------------------------------------------------------------------------------
                                  Deal Comments
-------------------------------------------------------------------------------
                                 Tranche Details
       Des:              L1                P-Des:             L1
       Cusip:                              Description:       SENIOR
       Orig. Bal:        70,990,000.00     Current Bal:       70,990,000.00
       Factor:           1.00              As of:             1/1/01
       Coupon:           5.50              Cpn Mult.:
       Cap:                                Floor.:
       Last Reset:       1/1/01            Next Reset:        1/1/01
       Delay Days:       24                Stated Mat:
       Current Pac:                        Original Pac:
       S&P:                                Fitch:
       Moody:                              Duff:
-------------------------------------------------------------------------------
                                 Coupon Formulas
                                     Formula
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
           -----------------------------------------------------------------------------
           4.090   4.260   4.466   4.720   4.803   4.847   4.883   4.919   4.946   4.973
----------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
           -----------------------------------------------------------------------------
           5.000   5.025   5.052   5.078   5.105   5.125   5.146   5.166   5.225   5.263
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  Settlement Date: 10/31/2005                        Valuation Date: 10/31/2005                 Yield Curve: USD Swap
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Results
-----------------------------------------------------------------------------------------------------------------------------------
        1M_LIB             4.00000   4.00000                 4.00000                 4.00000                 4.00000
        Prepay             0% CPR    CW64CB-COMBO/X50 ACPR   CW64CB-COMBO/X100 ACPR  CW64CB-COMBO/X150 ACPR  CW64CB-COMBO/X200 ACPR
        Avg. Life          21.19     13.44                   10.49                   7.25                    4.70
-----------------------------------------------------------------------------------------------------------------------------------
Price   97:26+     Yield      5.72                    5.77                    5.80                     5.88                    6.01
Price   97:30+     Yield      5.71                    5.75                    5.79                     5.86                    5.98
Price   98: 2+     Yield      5.69                    5.74                    5.77                     5.83                    5.95
Price   98: 6+     Yield      5.68                    5.72                    5.75                     5.81                    5.92
Price   98:10+     Yield      5.67                    5.71                    5.74                     5.79                    5.89
Price   98:14+     Yield      5.66                    5.70                    5.72                     5.77                    5.85
Price   98:18+     Yield      5.65                    5.68                    5.70                     5.75                    5.82
-----------------------------------------------------------------------------------------------------------------------------------


             -------------------------------------------------
             Vector Name                    Vector Description
             -------------------------------------------------
             CW64CB-COMBO/X200              **SEE ATTACHED**
             CW64CB-COMBO/X100              **SEE ATTACHED**
             CW64CB-COMBO/X150              **SEE ATTACHED**
             CW64CB-COMBO/X50               **SEE ATTACHED**
             -------------------------------------------------

   ---------------------------------------------------------------------
   Security                       % of Orig. Bal           Face Value
   ---------------------------------------------------------------------
   CWALT-0564C L1 (1-A-15)        100.00                   70,990,000.00
   ---------------------------------------------------------------------


            *** Vectors have been used in one or more scenarios. ***

  *** Please see attached document for detailed scenario assumptions used. ***


[COMPANY LOGO]
FINANCIAL ANALYTICS & STRUCTURED TRANSACTIONS

This information should be considered only after reading Bear Stearns' Statement Regarding Methodology, Criteria, Assumptions, and Limitations of BondStudio(R) ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               10/31/2005 11:41
Bear                            FASTrader                             dschaible
Stearns                  CWALT-0564C L1 (1-A-15)                    Page 1 of 1
-------------------------------------------------------------------------------
                             CWALT-0564C L1 (1-A-15)
-------------------------------------------------------------------------------
Dated Date:       10/1/05                             Pricing
Trade Date:       1/1/01                     WAC:                0.00
Settle Date:      10/31/05                   WAM:                358.30
Date of 1st CF:   11/25/05                   Type:
Pmts Per Year:                       ------------------------------------------
Manager:                                             Collateral
Face:             849,418,221.60             GROUP:          G:G01
Speed Assumpt.:                              CNWAC:          5.81
-------------------------------------        CGWAC:          6.07
    Monthly Prepayment                       Range:          0.00 - 0.00
    Date     PSA  CPR                        CWAM:           8/1/35
    Oct-2005 0.00                            Range:          1/1/01 - 1/1/01
                                             Av. Age:        0.64
                                      ------------------------------------------
                                              Cumulative Prepayment
                                             Date            PSA            CPR
                                             1 Mo            0.00
                                             3 Mo            0.00
                                             6 Mo            0.00
                                             12 Mo           0.00
-------------------------------------------------------------------------------
                                  Deal Comments
-------------------------------------------------------------------------------
                                 Tranche Details
       Des:              L1                P-Des:             L1
       Cusip:                              Description:       SENIOR
       Orig. Bal:        70,990,000.00     Current Bal:       70,990,000.00
       Factor:           1.00              As of:             1/1/01
       Coupon:           5.50              Cpn Mult.:
       Cap:                                Floor.:
       Last Reset:       1/1/01            Next Reset:        1/1/01
       Delay Days:       24                Stated Mat:
       Current Pac:                        Original Pac:
       S&P:                                Fitch:
       Moody:                              Duff:
-------------------------------------------------------------------------------
                                 Coupon Formulas
                                     Formula
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
           -----------------------------------------------------------------------------
           4.090   4.260   4.466   4.720   4.803   4.847   4.883   4.919   4.946   4.973
----------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
           -----------------------------------------------------------------------------
           5.000   5.025   5.052   5.078   5.105   5.125   5.146   5.166   5.225   5.263
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  Settlement Date: 10/31/2005                        Valuation Date: 10/31/2005                 Yield Curve: USD Swap
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Results
-----------------------------------------------------------------------------------------------------------------------------------
         1M_LIB           4.00000    4.00000                 4.00000                  4.00000                 4.00000
         Prepay           0% CPR     CW64CB-COMBO/X50 ACPR   CW64CB-COMBO/X100 ACPR   CW64CB-COMBO/X150 ACPR  CW64CB-COMBO/X200 ACPR
        Avg. Life         21.19      13.44                   10.49                    7.25                    4.70
-----------------------------------------------------------------------------------------------------------------------------------
Price   97:28+    Yield      5.71                     5.76                     5.79                     5.87                    6.00
Price   98: 0+    Yield      5.70                     5.75                     5.78                     5.84                    5.96
Price   98: 4+    Yield      5.69                     5.73                     5.76                     5.82                    5.93
Price   98: 8+    Yield      5.68                     5.72                     5.74                     5.80                    5.90
Price   98:12+    Yield      5.67                     5.70                     5.73                     5.78                    5.87
Price   98:16+    Yield      5.66                     5.69                     5.71                     5.76                    5.84
Price   98:20+    Yield      5.65                     5.67                     5.69                     5.73                    5.81
-----------------------------------------------------------------------------------------------------------------------------------


                 ---------------------------------------------
                 Vector Name                Vector Description
                 ---------------------------------------------
                 CW64CB-COMBO/X200          **SEE ATTACHED**
                 CW64CB-COMBO/X100          **SEE ATTACHED**
                 CW64CB-COMBO/X150          **SEE ATTACHED**
                 CW64CB-COMBO/X50           **SEE ATTACHED**
                 ---------------------------------------------



      ----------------------------------------------------------------
      Security                      % of Orig. Bal       Face Value
      ----------------------------------------------------------------
      CWALT-0564C L1 (1-A-15)       100.00               70,990,000.00
      ----------------------------------------------------------------


            *** Vectors have been used in one or more scenarios. ***

  *** Please see attached document for detailed scenario assumptions used. ***


[COMPANY LOGO]
FINANCIAL ANALYTICS & STRUCTURED TRANSACTIONS

This information should be considered only after reading Bear Stearns' Statement Regarding Methodology, Criteria, Assumptions, and Limitations of BondStudio(R) ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               10/31/2005 11:29
Bear                            FASTrader                             dschaible
Stearns                  CWALT-0564C A4 (I-A-4)                     Page 1 of 1
-------------------------------------------------------------------------------
                             CWALT-0564C A4 (I-A-4)
-------------------------------------------------------------------------------
Dated Date:       10/1/05                             Pricing
Trade Date:       1/1/01                     WAC:                0.00
Settle Date:      10/31/05                   WAM:                358.30
Date of 1st CF:   11/25/05                   Type:
Pmts Per Year:                       ------------------------------------------
Manager:                                             Collateral
Face:             849,418,221.60             GROUP:          G:G01
Speed Assumpt.:                              CNWAC:          5.81
-------------------------------------        CGWAC:          6.07
    Monthly Prepayment                       Range:          0.00 - 0.00
    Date     PSA  CPR                        CWAM:           8/1/35
    Oct-2005 0.00                            Range:          1/1/01 - 1/1/01
                                             Av. Age:        0.64
                                      ------------------------------------------
                                              Cumulative Prepayment
                                             Date            PSA           CPR
                                             1 Mo            0.00
                                             3 Mo            0.00
                                             6 Mo            0.00
                                             12 Mo           0.00
-------------------------------------------------------------------------------
                                  Deal Comments
-------------------------------------------------------------------------------
                                 Tranche Details
       Des:              A4                P-Des:             A4
       Cusip:                              Description:       SENIOR
       Orig. Bal:        178,712,000.00    Current Bal:       178,712,000.00
       Factor:           1.00              As of:             1/1/01
       Coupon:           5.50              Cpn Mult.:
       Cap:                                Floor.:
       Last Reset:       1/1/01            Next Reset:        1/1/01
       Delay Days:       24                Stated Mat:
       Current Pac:                        Original Pac:
       S&P:                                Fitch:
       Moody:                              Duff:
-------------------------------------------------------------------------------
                                 Coupon Formulas
                                     Formula
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
           -----------------------------------------------------------------------------
           4.090   4.260   4.466   4.720   4.799   4.844   4.878   4.912   4.939   4.967
----------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
           -----------------------------------------------------------------------------
           4.994   5.019   5.046   5.072   5.098   5.119   5.139   5.160   5.219   5.256
----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
  Settlement Date: 10/31/2005                        Valuation Date: 10/31/2005                 Yield Curve: USD Swap
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Results
-----------------------------------------------------------------------------------------------------------------------------------
         1M_LIB           4.00000    4.00000                 4.00000                  4.00000                 4.00000
         Prepay           0% CPR     CWALT-0564C/X50 ACPR    CWALT-0564C/X100 ACPR    CWALT-0564C/X150 ACPR   CWALT-0564C/X200 ACPR
        Avg. Life         19.28      5.36                    2.05                     1.29                    0.97
-----------------------------------------------------------------------------------------------------------------------------------
Price   98:29+    Yield      5.63                    5.73                      5.94                    6.14                    6.33
Price   99: 1+    Yield      5.61                    5.70                      5.87                    6.04                    6.19
Price   99: 5+    Yield      5.60                    5.67                      5.80                    5.93                    6.06
Price   99: 9+    Yield      5.59                    5.64                      5.74                    5.83                    5.92
Price   99:13+    Yield      5.58                    5.61                      5.67                    5.73                    5.78
Price   99:17+    Yield      5.57                    5.58                      5.60                    5.62                    5.64
Price   99:21+    Yield      5.56                    5.55                      5.53                    5.52                    5.50
-----------------------------------------------------------------------------------------------------------------------------------


                 -------------------------------------------------
                 Vector Name                    Vector Description
                 -------------------------------------------------
                 CWALT-0564C/X200               **SEE ATTACHED**
                 CWALT-0564C/X150               **SEE ATTACHED**
                 CWALT-0564C/X100               **SEE ATTACHED**
                 CWALT-0564C/X50                **SEE ATTACHED**
                 -------------------------------------------------


     ---------------------------------------------------------------------
     Security                       % of Orig. Bal          Face Value
     ---------------------------------------------------------------------
     CWALT-0564C A4 (I-A-4)         100.00                  178,712,000.00
     ---------------------------------------------------------------------


            *** Vectors have been used in one or more scenarios. ***

  *** Please see attached document for detailed scenario assumptions used. ***


[COMPANY LOGO]
FINANCIAL ANALYTICS & STRUCTURED TRANSACTIONS

This information should be considered only after reading Bear Stearns' Statement Regarding Methodology, Criteria, Assumptions, and Limitations of BondStudio(R) ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               10/31/2005 13:10
Bear                            FASTrader                             dschaible
Stearns                  CWALT-0564C F1 (1-A-12)                    Page 1 of 1
-------------------------------------------------------------------------------
                             CWALT-0564C F1 (1-A-12)
-------------------------------------------------------------------------------
Dated Date:       10/1/05                             Pricing
Trade Date:       1/1/01                     WAC:                0.00
Settle Date:      10/31/05                   WAM:                358.30
Date of 1st CF:   11/25/05                   Type:
Pmts Per Year:                       ------------------------------------------
Manager:                                             Collateral
Face:             849,418,221.60             GROUP:          G:G01
Speed Assumpt.:                              CNWAC:          5.81
-------------------------------------        CGWAC:          6.07
    Monthly Prepayment                       Range:          0.00 - 0.00
    Date     PSA  CPR                        CWAM:           8/1/35
    Oct-2005 0.00                            Range:          1/1/01 - 1/1/01
                                             Av. Age:        0.64
                                      ------------------------------------------
                                              Cumulative Prepayment
                                             Date            PSA           CPR
                                             1 Mo            0.00
                                             3 Mo            0.00
                                             6 Mo            0.00
                                             12 Mo           0.00
-------------------------------------------------------------------------------
                                  Deal Comments
-------------------------------------------------------------------------------
                                 Tranche Details
       Des:              F1                P-Des:             F1
       Cusip:            12668AZX6         Description:       SENIOR
       Orig. Bal:        55,000,000.00     Current Bal:       55,000,000.00
       Factor:           1.00              As of:             1/1/01
       Coupon:           4.80              Cpn Mult.:
       Cap:                                Floor.:
       Last Reset:       1/1/01            Next Reset:        11/23/05
       Delay Days:       24                Stated Mat:
       Current Pac:                        Original Pac:
       S&P:                                Fitch:
       Moody:                              Duff:
       Curr. Min. Pac:   0 PSA             Orig. Min. Pac:    0 PSA
       Curr. Max. Pac:   0 PSA             Orig. Max. Pac:    0 PSA
-------------------------------------------------------------------------------
                                 Coupon Formulas
                  Formula
                  ------------------------------------------------
                  1.0 x 1M_LIB + 0.8 Cap 5.5 @ 4.7 Floor 0.8 @ 0.0
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
           -----------------------------------------------------------------------------
           4.090   4.260   4.466   4.720   4.811   4.859   4.892   4.926   4.954   4.981
----------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
           -----------------------------------------------------------------------------
           5.008   5.033   5.060   5.086   5.113   5.133   5.154   5.174   5.233   5.271
----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
  Settlement Date: 10/31/2005                        Valuation Date: 10/31/2005                 Yield Curve: USD Swap
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Results
-----------------------------------------------------------------------------------------------------------------------------------
         1M_LIB           4.00000    4.00000                 4.00000                  4.00000                 4.00000
         Prepay           0% CPR     CW64CB-COMBO/X50 ACPR   CW64CB-COMBO/X100 ACPR   CW64CB-COMBO/X150 ACPR  CW64CB-COMBO/X200 ACPR
        Avg. Life         26.49      9.15                    1.90                     1.08                                      0.78
-----------------------------------------------------------------------------------------------------------------------------------
Price   99:20     Yield      4.87                     4.90                     5.05                     5.20                    5.33
Price   99:24     Yield      4.86                     4.88                     4.98                     5.08                    5.16
Price   99:28     Yield      4.86                     4.86                     4.91                     4.96                    5.00
Price   100: 0    Yield      4.85                     4.85                     4.84                     4.84                    4.83
Price   100: 4    Yield      4.84                     4.83                     4.77                     4.71                    4.66
Price   100: 8    Yield      4.83                     4.81                     4.70                     4.59                    4.50
Price   100:12    Yield      4.82                     4.79                     4.63                     4.47                    4.33
-----------------------------------------------------------------------------------------------------------------------------------


                   ----------------------------------------------
                   Vector Name                 Vector Description
                   ----------------------------------------------
                   CW64CB-COMBO/X200           **SEE ATTACHED**
                   CW64CB-COMBO/X100           **SEE ATTACHED**
                   CW64CB-COMBO/X150           **SEE ATTACHED**
                   CW64CB-COMBO/X50            **SEE ATTACHED**
                   ----------------------------------------------



      ------------------------------------------------------------------
      Security                       % of Orig. Bal        Face Value
      ------------------------------------------------------------------
      CWALT-0564C F1 (1-A-12)        100.00                55,000,000.00
      ------------------------------------------------------------------




            *** Vectors have been used in one or more scenarios. ***

  *** Please see attached document for detailed scenario assumptions used. ***


[COMPANY LOGO]
FINANCIAL ANALYTICS & STRUCTURED TRANSACTIONS

This information should be considered only after reading Bear Stearns' Statement Regarding Methodology, Criteria, Assumptions, and Limitations of BondStudio(R) ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

STATEMENT REGARDING CBO PRICING

The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.